UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013
____________________________________________________________
Rock-Tenn Company
(Exact Name of Registrant as Specified in Its Charter)
____________________________________________________________

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 448-2193

(Former name or former address, if changed since last report.)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 22, 2012, Rock-Tenn Company (“RockTenn”) completed a private placement of $350,000,000 aggregate principal amount of its 4.450% Senior Notes due 2019 and $400,000,000 aggregate principal amount of its 4.900% Senior Notes due 2022 and on September 11, 2012, RockTenn completed a private placement of $350,000,000 aggregate principal amount of its 3.500% Senior Notes due 2020 and $350,000,000 aggregate principal amount of its 4.000% Senior Notes due 2023 (collectively, the “Original Notes”). The Original Notes are fully and unconditionally guaranteed on a joint and several basis by certain of RockTenn's 100% owned domestic subsidiaries (the “Guarantors”). In connection with each of the private placements, RockTenn and the Guarantors entered into a registration rights agreement with the initial purchasers in which RockTenn agreed, among other things, to file a registration statement covering an offer to exchange the Original Notes for a new issue of exchange notes registered under the Securities Act of 1933 with substantially identical terms.

RockTenn intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) and is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10(f) of Regulation S-X. RockTenn is disclosing condensed consolidating financial information of the Guarantors in a new footnote to certain of its previously issued financial statements. RockTenn is updating the historical financial statements contained in its Annual Report on Form 10-K for the year ended September 30, 2012 (the “Form 10-K”) to include Note 20 in the Notes to Consolidated Financial Statements for the periods disclosed therein. These updated historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed only for the purposes described herein. All other information in the RockTenn Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K, nor does it reflect any subsequent information or events, other than the inclusion of the supplemental guarantor financial information.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

23        Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Rock-Tenn Company and subsidiaries and Notes thereto for the year ended September 30, 2012, as supplemented on February 8, 2013 by the inclusion of Note 20.
101.INS     XBRL Instance Document.
101.SCH     XBRL Taxonomy Extension Schema.
101.CAL     XBRL Taxonomy Extension Calculation Linkbase.
101.DEF     XBRL Taxonomy Definition Label Linkbase.
101.LAB     XBRL Taxonomy Extension Label Linkbase.
101.PRE     XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Dated:	February 8, 2013	By:	/s/ A. STEPHEN MEADOWS
A. Stephen Meadows
Chief Accounting Officer
(Principal Accounting and Financial Officer and duly authorized officer)

Exhibit Number		Description of Exhibits

23	—	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	—	Consolidated Financial Statements of Rock-Tenn company and subsidiaries and Notes thereto for the year ended September 30, 2012, as supplemented on February 8, 2013 by the inclusion of Note 20.

101.INS	—	XBRL Instance Document.

101.SCH	—	XBRL Taxonomy Extension Schema.

101.CAL	—	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	—	XBRL Taxonomy Definition Label Linkbase.

101.LAB	—	XBRL Taxonomy Extension Label Linkbase.

101.PRE	—	XBRL Taxonomy Extension Presentation Linkbase.